Exhibit 24

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 12th day of February, 2006.

/s/ Roxanne S. Austin
Roxanne S. Austin

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 6th day of February, 2006.

/s/ Calvin Darden
Calvin Darden

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 17th day of February, 2006.

/s/ James A. Johnson
James A. Johnson

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 3rd day of February, 2006.

/s/ Richard M. Kovacevich
Richard M. Kovacevich

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 26th day of February, 2006.

/s/ Mary E. Minnick
Mary E. Minnick

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 15th day of February, 2006.

/s/ Anne M. Mulcahy
Anne M. Mulcahy

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 13th day of February, 2006.

/s/ Stephen W. Sanger
Stephen W. Sanger

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 3rd day of February, 2006.

/s/ Warren R. Staley
Warren R. Staley

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 4th day of February, 2006.

/s/ George W. Tamke
George W. Tamke

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint ROBERT J. ULRICH, DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 18th day of February, 2006.

/s/ Solomon D. Trujillo
Solomon D. Trujillo

TARGET CORPORATION

Power of Attorney

of Director and/or Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of TARGET CORPORATION, a Minnesota corporation (the “Corporation”), does hereby make, constitute and appoint DOUGLAS A. SCOVANNER, TIMOTHY R. BAER and DAVID L. DONLIN and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, or other applicable form, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), including any and all exhibits, schedules, supplements, certifications and supporting documents thereto, including, but not limited to, the Form 11-K Annual Reports of the Corporation’s 401(k) Plan and similar plans pursuant to the 1934 Act, and all amendments, supplementations and corrections thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required in connection with its registration under the 1934 Act, as amended; (2) one or more Forms 3, 4 or 5 pursuant to the 1934 Act and all related documents, amendments, supplementations and corrections thereto, to be filed with the SEC as required under the 1934 Act; and (3) one or more Registration Statements, on Form S-3, Form S-8, Form 144 or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

The undersigned also grants to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

IN WITNESS WHEREOF, the undersigned has signed below as of this 8th day of February, 2006.

/s/ Bob Ulrich
Bob Ulrich